Exhibit 99.3

THIRD AMENDED AND RESTATED JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1)(iii) of the Securities Exchange Act of 1934, as amended, each of the undersigned hereby consent to the joint filing on its behalf of a single Schedule 13D and any amendments thereto, with respect to the beneficial ownership by each of the undersigned of the shares of Class A Common Stock of Reata Pharmaceuticals, Inc. The undersigned hereby further agree that this Third Amended and Restated Joint Filing Agreement be included as an exhibit to such statement and any such amendment. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others. The undersigned hereby further agree that this Third Amended and Restated Joint Filing Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute one and the same instrument.

Dated: September 19, 2023

/s/ William E. Rose
William E. Rose

/s/ Charles E. Gale, Attorney-In-Fact
Evelyn P. Rose

EVELYN P. ROSE FIDELITY SEP IRA

/s/ Charles E. Gale, Attorney-In-Fact
Charles E. Gale

EVELYN POTTER ROSE SURVIVOR’S TRUST

/s/ Charles E. Gale
Charles E. Gale
Co-Trustee

CHARLES HENRY ROSE 2001 TRUST

/s/ William E. Rose
William E. Rose
Co-Trustee

JOHN WILLIAM ROSE 2002 TRUST

/s/ William E. Rose
William E. Rose
Co-Trustee

EDWARD ALEXANDER ROSE 1999 TRUST

/s/ William E. Rose
William E. Rose
Co-Trustee

/s/ Charles E. Gale
Charles E. Gale

CHARLES E. GALE FIDELITY ROLLOVER IRA

/s/ Charles E. Gale
Charles E. Gale

MONTROSE INVESTMENTS I, L.P.
By: MONTROSE INVESTMENTS GP, LLC

/s/ William E. Rose
William E. Rose
Sole Member

MONTROSE INVESTMENTS GP, LLC

/s/ William E. Rose
William E. Rose
Sole Member

THE ROSE FAMILY FOUNDATION

/s/ Charles E. Gale
Charles E. Gale
President